UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) October 11, 2005
                                                      ----------------

                              ACUITY CIMATRIX, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-8623                                    11-2400145
--------------------------------------------------------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


 486 Amherst Street, Nashua, New Hampshire                   03063
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

                                  603-598-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
          --------------------------

     On October 11, 2005, the U.S. Bankruptcy Court for the District of New Hampshire (the "Court") entered an Order pursuant to Section 1112 of the Bankruptcy Code converting the case to one under Chapter 7 of the Bankruptcy Code. On the same day, the Office of the United States Trustee appointed Steven Notinger of the law firm of Donchess & Notinger, 402 Amherst Street, Suite 204, Nashua, New Hampshire 03063-4227 as the Interim Chapter 7 trustee for Acuity CiMatrix, Inc., f/n/a Robotic Vision Systems, Inc. (the "Company") (Case No. 04-14151 JMD).

     The Company has previously announced the completion on October 3, 2005 of the sale of substantially all of its operating assets, including machinery and equipment, inventory, intellectual property, and certain leases and contracts to Siemens Energy and Automation, Inc. for total consideration of $22,606,709.

     Pursuant to the authority granted by law, Mr. Notinger has custody and control over the remaining assets of the Company. The Trustee has the duty to marshal the assets of the Company, liquidate them and distribute them to claimant in accordance with the Bankruptcy Code. At the present time, it is not anticipated that the Company's stockholders will receive any recovery in the bankruptcy proceedings.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers.
          ----------------------------------

     The Trustee has been informed that Mr. Frank DiPietro, a director, resigned on or about October 7, 2005 for personal reasons.

Item 8.01 Other Events
          ------------

     As a result of recent events relating to the Company's bankruptcy case and the lack of financial resources, the Company does not presently anticipate that it will be able to maintain its ongoing filing obligations with the Securities and Exchange Commission.

                                   SIGNATURES

     The undersigned interim Chapter 7 Trustee has duly signed this report.


                                                  /s/ STEVEN NOTINGER
                                              --------------------------------
                                              Name: Steven Notinger
                                              Title: Interim Chapter 7 Trustee




Dated: October 18, 2005